For Release 6:30 a.m. CDT

VIGNETTE REPORTS THIRD QUARTER 2007 FINANCIAL RESULTS
Company reports strong cash flow from operations despite license revenue shortfall

AUSTIN, Texas— October 25, 2007— Vignette Corporation (NASDAQ: VIGN) today announced that total revenue for the third quarter 2007 was $43.5 million, down 11.7% from the third quarter of 2006. Third quarter GAAP net income decreased 7.2% and diluted EPS was flat over the third quarter of 2006. Vignette’s GAAP net income for the quarter was $3.0 million and diluted EPS was $0.11, versus $3.3 million and $0.11 in the same quarter of last year. Vignette generated $8.3 million of cash flow from operations during the quarter.

Vignette’s non-GAAP net income increased 1.5% over the third quarter of 2006, to $5.8 million. Non-GAAP net income per share was $0.21 for the third quarter 2007. In the year-earlier period, non-GAAP net income was $5.7 million and non-GAAP earnings amounted to $0.19 per share. Non-GAAP results exclude purchased in-process research and development, acquisition-related charges, stock option expense, amortization expense for certain intangible assets and one-time charges and gains.

“After four consecutive quarters of strong results, we had a challenging third quarter as we experienced a significant shortfall in license revenue,” said Mike Aviles, president and chief executive officer at Vignette. “We continue to take action around sales enablement, pipeline and alliances. The good news is we delivered significant positive cash flow and our 12th straight quarter of profitability. Our year-to-date results remain strong, and we have some exciting product releases hitting the marketplace.”

New Business
Vignette recognized orders from new and existing customers during the quarter, including Australian Unity Group Services, Catholic Health Initiatives, County of Orange, George Washington University, Instituto Federal Electoral (Mexico), Insurance Australia Limited, Legislative Council of California, Macquarie Bank, NASA and eTouch, National Health Insurance Corporation, ParAccel, QualChoice Health Plan, Regents of the University of California, Road Traffic Safety Authority, Seoul City Gas, The Travel Channel, Unitrin Services Company, Vertrue Incorporated and Vision Super.

Products and Innovation
•
Vignette delivered significant usability enhancements with its latest release of Vignette Content Management (VCM). VCM addresses the needs of business users who are looking for a more streamlined process for creating and delivering richer, more engaging Web experiences. VCM adds the ability for content contributors to create customizable start pages, which reduce the number of steps required to publish or update content. Usability enhancements were also made to the in-context editing tools, which use the Web site as the interface to create and modify content and allow for entire pages to be replicated for use anywhere within the site.

•
Vignette announced a new product module, Rich Media Services, which is tightly integrated within Vignette Content Management. Rich Media Services enables organizations in any industry to create multiple variations of digital assets such as images, video metadata, podcasts, Adobe Flash and other interactive components. Those assets, even in different sizes and formats, can be managed, approved and published as one unique item, making it easier and quicker for organizations to bring those assets to market and start recognizing revenue.

•
Vignette Records and Documents added support for third-party repositories, including Microsoft® Office SharePoint® Server 2007, and integration with 2007 Microsoft Office. The latest release also features improved litigation and legal hold capabilities to support governance requirements, enhanced email archiving capabilities and support for RSS.

Industry Recognition
•	Vignette was named to the Leaders quadrant in the Gartner Magic Quadrant for Horizontal Portal Products, 2007[1] report.
•	Vignette customer USA.gov was recognized as the best federal e-government Web site according to the eighth annual Brown University U.S. e-government study.
•	Vignette’s Next-Generation Web solution was named a ‘Trend-Setting Product of 2007’ by KMWorld magazine, a leading publication focused on the content management industry.

Vignette Village
Vignette's annual user conferences take place in Dallas, TX (Oct. 29-31), Sydney, Australia (Nov. 8) and Barcelona, Spain (Nov. 13-15). Vignette Village features more than 100 breakout sessions with many being delivered by customers. The theme is “Make the Customer Connection,” in recognition of the high priority Vignette customers place on improving every aspect of their online customer interactions. For additional information, visit www.VignetteVillage.com.

Stock Repurchase Program
Vignette continued the stock buyback program it began in November 2006.  During the quarter, Vignette purchased an additional 763,000 shares of common stock on the open market at an average price of $19.30.  As of the end of the quarter, Vignette had purchased a total of 3.5 million shares at an average price of $18.15 since the $75 million share repurchase program commenced.

4Q 2007 Financial Outlook
Vignette currently anticipates fourth quarter 2007 revenue to be between $45.0 million and $50.0 million. Fourth quarter 2007 GAAP net income is currently expected to be between $0.09 and $0.15 per share on a fully diluted basis. The company expects fourth quarter 2007 non-GAAP net income per share to be between $0.19 and $0.26 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see 'Forward-Looking Statements' below.

Conference Call Details
Vignette will host a conference call and live Webcast regarding its third quarter financial results on Thursday, October 25, 2007, at 8:00 a.m. EDT. To access the Webcast, visit the Investor Relations section of Vignette’s Web site.

If you are not able to access the live Webcast, dial-in information is as follows:

Dial-in number: (888) 201-0273
International Dial-in: (706) 634-9519
Call title: Vignette Financial Results

The Webcast and conference call will be archived and available for replay from Thursday, October 25, 2007, at 9:00 a.m. EDT to Sunday, November 25, 2007, at 11:59 p.m. EST. The replay information is as follows:

Toll-free number:  (800) 642-1687
International number: (706) 645-9291
Access code: 6249277

Non-GAAP Financial Measures
The Company believes non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities.

A reconciliation of net income calculated in accordance with GAAP and non-GAAP net income is provided in the tables immediately following the condensed consolidated balance sheets. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

About Vignette
Vignette helps organizations improve interactions with customers, partners and associates by delivering highly personalized, interactive online experiences. Our early content management and delivery tools laid the groundwork for some of the Web’s most popular sites. Today, our award-winning Next-Generation Web solution powers some of the world’s most recognizable online brands and enables organizations to have more meaningful online interactions. Our Imaging and Workflow solution adds the ability to deliver and manage online and offline document-driven customer transactions. Vignette is headquartered in Austin, Texas with operations worldwide. Visit www.vignette.com.

Forward-Looking Statements
The statements contained in this press release that are not purely historical are forward-looking statements including statements regarding the Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding Vignette’s products, future sales, market growth and competition. All forward-looking statements included in this press release are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to, Future Losses, Limited Operating History, Fluctuation of Quarterly Revenues and Operating Results, Acquisition Integration, Competition, Dependence on a Small Number of Large Orders, Lengthy Sales Cycle and Product Implementation, Market Awareness of Our Product, Rapid Changes in Technology and New Products, and other factors and risks discussed in the Company’s reports filed from time to time with the Securities and Exchange Commission.

Vignette and the V Logo are trademarks or registered trademarks of Vignette Corp. in the United States and other countries.
All other names are the trademarks or registered trademarks of their respective companies.

Contacts:
Investor Contact: Pat Kelly Chief Financial Officer (512) 741-4727 pat.kelly@vignette.com	Media Contact: David Tishgart Senior Manager, Public Relations (512) 741-4871 david.tishgart@vignette.com

1 Gartner, Inc. Magic Quadrant for Horizontal Portal Products, 2007, David Gootzit, Gene Phifer, Ray Valdes, August 24, 2007

VIGNETTE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
in thousands
	September 30,	December 31,
	2007	2006
ASSETS

Current Assets:
Cash and cash equivalents	$132,526	$98,832
Short-term investments	31,160	105,622
Accounts receivable, net of allowances of $1,965 and $2,600, respectively	28,184	35,700
Prepaid expenses and other current assets	4,591	7,163
Total current assets	196,461	247,317

Property and equipment, net	6,194	6,899
Investments	36,909	19,251
Goodwill	119,178	119,722
Other Intangible assets, net	19,600	25,900
Other assets	1,884	2,063
Total assets	$380,226	$421,152

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$29,896	$34,570
Deferred revenue	35,745	35,717
Other current liabilities	4,799	7,762
Total current liabilities	70,440	78,049
Long-term liabilities, less current portion	3,422	5,316
Total liabilities	73,862	83,365
Stockholders' equity:
Common stock, $0.01 par value; 500,000,000 shares authorized; 27,208,502 and 29,378,968 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively (net of treasury shares of 3,734,991 and 1,028,517 as of
September 30, 2007 and December 31, 2006, respectively)	272	294
Additional paid-in capital	2,704,382	2,747,946
Accumulated other comprehensive income	2,471	2,176
Retained earnings	(2,400,761)	(2,412,629)
Total stockholders' equity	306,364	337,787
Total liabilities and stockholders' equity	$380,226	$421,152

VIGNETTE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
in thousands, except per share data
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Revenue:
Product license	$8,038	$16,351	$38,014	$47,153
Services	35,509	32,951	101,140	97,843
Total revenue	43,547	49,302	139,154	144,996

Cost of revenue:
Product license	428	495	1,113	1,831
Amortization of acquired technology	1,254	1,254	3,762	3,763
Services	14,338	15,131	46,325	44,845
Total cost of revenue	16,020	16,880	51,200	50,439
Gross profit	27,527	32,422	87,954	94,557

Operating expenses:
Research and development	7,318	8,509	22,945	25,658
Sales and marketing	14,064	17,655	43,491	53,218
General and administrative	4,833	4,569	14,811	13,710
Business restructuring charges/(benefits)	43	(32)	(117)	234
Amortization of intangible assets	846	938	2,538	2,813
Total operating expenses	27,104	31,639	83,668	95,633

Income (loss) from operations	423	783	4,286	(1,076)

Other income, net	2,894	2,769	8,411	7,820

Income before provision for income taxes	3,317	3,552	12,697	6,744

Provision for income taxes	274	274	830	1,240

Net income	$3,043	$3,278	$11,867	$5,504

Basic net income per common share	$0.11	$0.11	$0.42	$0.19

Diluted net income per common share	$0.11	$0.11	$0.42	$0.18

Shares used in computing net income per common share:
Basic	27,155	29,759	27,988	29,628
Diluted	27,429	29,873	28,286	29,847

About Non-GAAP Financial Measures

The Company provides non-GAAP measures for net income, operating income  and net income per share data as supplemental information regarding the Company’s core business operational performance.  The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges.  The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation.  In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities.  Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons.  First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods.  And second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts.

However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results.  In addition, items such as amortization expense for certain intangible assets, stock compensation charges and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings.  Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure.  The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

Reconciliation of unaudited GAAP Operating Income, Net Income and Net Income Per Share to Non-GAAP Operating Income, Net Income and
Net Income Per Share
(Unaudited)
in thousands except per share data

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
	As Reported	As Reported	As Reported	As Reported

GAAP Operating Income (Loss)	423	783	4,286	(1,076)

Amortization of acquired technology	1,254	1,254	3,762	3,763
Stock option expense (a)	690	371	1,710	1,718
Business restructuring charges/(benefits)	43	(32)	(117)	234
Amortization of intangible assets	846	938	2,538	2,813

Adjusted Operating Income	$3,256	$3,314	$12,179	$7,452

GAAP Net Income	$3,043	$3,278	$11,867	$5,504

Amortization of acquired technology	1,254	1,254	3,762	3,763
Stock option expense (a)	690	371	1,710	1,718
Business restructuring charges/(benefits)	43	(32)	(117)	234
Amortization of intangible assets	846	938	2,538	2,813
Gain on sale of patent	-	-	(263)	-
Purchase accounting credit	(54)	(72)	(150)	(595)

Adjusted Net Income	5,822	5,737	19,347	13,437

GAAP Net Income Per Share (diluted)	$0.11	$0.11	$0.42	$0.18
Adjusted Net Income Per Share (diluted)	$0.21	$0.19	$0.68	$0.45

Shares used in computing net income per share:

Diluted	27,429	29,873	28,286	29,847

Supplemental Disclosure

 (a) For the nine months ended September 30, 2007 and September 30, 2006 the company excluded stock option expense of $1,710 thousand and $1,718 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $151 thousand and $297 thousand, respectively; Research and development $223 thousand and $197 thousand, respectively; Sales and marketing $397 thousand and $484 thousand, respectively; and General and administrative $939 thousand and $740 thousand, respectively.  For the three months ended September 30, 2007 and September 30, 2006 the company excluded stock option expense of $690 thousand and $371 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $62 thousand and $80 thousand, respectively; Research and development $95 thousand and $58 thousand, respectively; Sales and marketing $195 thousand and ($16 thousand), respectively; and General and administrative $338 thousand and $249 thousand, respectively.

The Company provides non-GAAP measures for net income, operating income  and net income per share data as supplemental information regarding the Company’s core business operational performance.  The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges.  The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation.  In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities.  Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, amortization expense for certain acquired intangible assets, and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons.  First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods.  And second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts.  However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results.  In addition, items such as amortization expense for certain intangible assets, stock compensation charges and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings.  Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure.  The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.